SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☒	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 Continental Assurance Company Separate Account (B)

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CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

333 South Wabash Avenue, Chicago, Illinois 60604

NOTICE OF ANNUAL MEETING — MAY 11, 2007

TO THE PARTICIPANTS OF

    CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

You are hereby notified that, pursuant to the regulations for government of Continental Assurance Company Separate Account (B), the 2007 Annual Meeting of its Participants will be held in Room 203S, 333 South Wabash Avenue, Chicago, Illinois, on May 11, 2007, at 10:00 A.M., Chicago Time, for the following purposes:

(1)	To elect five Committee Members;

(2)	To approve the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company;

(3)	To approve the revisions to certain fundamental investment policies;

(4)	To ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm for Continental Assurance Company Separate Account (B) for the fiscal year ending December 31, 2007; and

(5)	To transact such other business as may properly come before the meeting.

Only Participants of record at the close of business on both March 7, 2007 and on the date of the meeting are entitled to notice of and to vote at the meeting.

It is important that as many Participants as practicable be represented at the meeting. Consequently, whether or not you expect to be present, you are requested to date and sign the enclosed Proxy and return it promptly.

By Order of the Committee,

LYNNE GUGENHEIM

Secretary

March 12, 2007

CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

333 South Wabash Avenue

Chicago, Illinois 60604

(800) 351-3001

Annual Meeting — May 11, 2007

PROXY STATEMENT

The accompanying Proxy is solicited on behalf of the Committee of Continental Assurance Company Separate Account (B) (“Separate Account(B)”) to be voted at the 2007 Annual Meeting of Participants in Separate Account(B) (“Participants”) to be held on May 11, 2007, at 10:00 A.M., Chicago Time, in Room 203S, 333 South Wabash Avenue, Chicago, Illinois, and at any and all adjournments thereof (the “Annual Meeting”). Proxies will be voted as specified. However, if no contrary specifications are made in a proxy, it will be voted for proposals 1, 2, 3 and 4 hereinafter set forth. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Each Proxy may be revoked at any time before its exercise by the execution of a subsequent Proxy and the delivery thereof to the Secretary of the Committee at 333 South Wabash Avenue, Chicago, IL 60604 or by written notice to the Secretary of the Committee at 333 South Wabash Avenue, Chicago, IL 60604, and any Participant attending the meeting may vote in person whether or not he has previously executed a Proxy.

This Proxy Statement and the Proxy were first sent to the Participants of Separate Account (B) on or about March 12, 2007. This solicitation is being made by use of the mails, but further solicitations may be made by mail, telephone, telecopier or personal interview. The cost of soliciting Proxies will be paid by the investment adviser to Separate Account (B), Continental Assurance Company (“CAC”), 333 South Wabash Avenue, Chicago, Illinois 60604, as one of the items of expense for which CAC currently receives a monthly service fee (at the annual rate of 0.33% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC’s Investment Advisory Agreement with Separate Account (B). Under the proposed investment advisory agreement, Separate Account (B) will pay this cost directly. See “Approval of the Second Amended and Restated Investment Advisory Agreement with Continental Assurance Company”.

There are                  votes eligible to be cast by the Participants. Each Participant who is a Participant on both March 7, 2007 (at the close of business) and on the date of the Annual Meeting is entitled to vote at the Annual Meeting. A Participant is entitled to cast the number of votes equal to (1) if not retired, the number of accumulation units held by such Participant under the particular contract concerned, or (2) if retired, a number equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account (B) for the annuity of that Participant divided by the monetary value of an accumulation unit.

Separate Account (B)’s 2006 annual report was mailed previously to participants. Any Participant who desires additional copies may obtain them without charge upon written request to the Secretary of the Committee at the above address or by calling the above phone number.

Submission of Participant Proposals for 2008 Annual Meeting

Participant proposals for inclusion in proxy materials for the 2008 Annual Meeting of Participants should be addressed to the Secretary of the Committee at the above address, and must be received by November 1, 2007. If a Participant intends to present a proposal at the 2008 Annual Meeting of Participants but does not seek inclusion of that proposal in Separate Account (B)’s proxy statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if Separate Account (B) has not received notice of the proposal by January 12, 2008. If notice of any such proposal is received timely, the proxy holders may exercise discretionary authority with respect to such proposal only to the extent permitted by the regulations of the Securities and Exchange Commission.

1. Election of Committee Members

The regulations for government of Separate Account (B) provide for a Committee of five members, to be elected annually by ballot at the Annual Meeting of Participants to serve until the next Annual Meeting of Participants or until their successors have been elected and qualified. The persons named on the enclosed Proxy are committed to cast the votes represented by the proxies given to them for the five nominees hereinafter named, (Messrs. Fox, Hemme and Wrenn and Mmes. McGirr and Nielsen are now serving as Committee Members), if no contrary instruction is indicated in the Proxy. In order for such nominees to be elected, they must receive the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the Annual Meeting in person or by proxy. All of the nominees listed below have consented to serve if elected. The Committee presently knows of no reason why any of the nominees listed below will be unable to serve if elected. If any one or more nominees become unavailable to serve as Committee Members, the persons named in the Proxy will vote for such persons as the present Committee may select. The following information is furnished with respect to the five persons nominated for election as Committee Members, none of whom is a Participant in Separate Account (B):

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Last 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee
Disinterested Committee Members

Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Age - 69	Committee Member	One Year Twenty Years	Financial Consultant	One	None

Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Age - 66	Committee Member	One Year Three Years	Retired since June 2003; Senior Vice President of Computershare, Inc. from April 2000 until June 2003.	One	None

Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Age - 71	Committee Member	One Year Nineteen Years	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing) since January 2004; prior thereto President of Hudson Technology, Inc.	One	None
Interested Committee Members and Executive Officers*

Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Age - 52	Committee Member and Chairman	One Year Four Years	Vice President and Treasurer of CAC and Continental Casualty Company (“Casualty”) since September 2003; prior thereto; Assistant Vice President of CAC and Casualty.	One	None

Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Age - 53	Committee Member and Portfolio Manager	One Year Nine Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; prior thereto; Vice President of CAC and Casualty; Portfolio Manager of Separate Account (B) since September 2002.	One	None

*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), by virtue of his/her employment with CAC.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family

Disinterested Committee Members

Richard T. Fox	$0	$0
Petrine J. Nielsen	$0	$0
Peter J. Wrenn	$0	$0

Interested Committee Members and Executive Officers*
Dennis R. Hemme	$0	$0
Marilou R. McGirr	$0	$0

*	An interested person within the meaning of Section 2(a)(19) of the 1940 Act, by virtue of his/her employment with CAC.

Additional Information Regarding the Committee

STANDING COMMITTEES

Given the size of Separate Account (B), the Committee does not have a standing Nominating Committee or a Nominating Charter. The Committee believes the disinterested Committee Members are capable of performing the functions of the Nominating Committee and, therefore, perform such functions. The disinterested Committee Members consider nominations for Committee Members from Participants, as well as other Committee Members, and any other sources it deems reasonable. The disinterested Committee Members, to serve the best interests of the Participants, carefully review the qualifications of each nominee and determine which nominees should be submitted to a vote of the Participants at the Annual Meeting. Participants may nominate Committee Members by submitting nominations to the Secretary of the Committee at the address set forth on the top of page 1. Messrs. Fox and Wrenn and Ms. Nielsen serve as members of the Audit Committee. The Audit Committee is responsible for administering Separate Account (B)’s policies in matters of accounting and control in its oversight of Separate Account (B)’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the financial statements and the independent registered public accounting firm’s opinion as to its conformity with accounting principles generally accepted in the United States of America. In addition, the Audit Committee considers the independence of and hires the independent registered public accounting firm. The Audit Committee performs its duties in accordance with the Audit Charter.

MEETINGS

The Committee held four meetings in 2006. Messrs. Fox, Hemme and Wrenn and Ms. McGirr attended all such meetings. Ms. Nielsen attended two meetings. While there is no formal policy regarding attendance at the Annual Meeting of Participants, each current Committee Member other than Ms. Nielsen attended the Annual Meeting of Participants held on April 26, 2006.

Communications

Communications to the Committee, including nominations for Committee Members, should be addressed to the Secretary of the Committee at the address set forth on the top of page 1. The Secretary of the Committee will relay all communications to the Committee Members by the next upcoming meeting of the Committee.

Certain Material Relationships of Nominees for Committee Member

No nominee to serve as a Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with, or purchased securities from, Separate Account (B), CAC or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as Committee Members of Separate Account (B).

Remuneration of Committee Members and Officers

No Committee Member or officer currently receives any remuneration from Separate Account (B). CAC currently pays Committee Members a fee for their service. The Committee Member’s fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received or will receive any such payments. During 2006, no reimbursements were made for expenses incurred by Committee Members.

The compensation of the Committee Members not employed by CAC is one of the items of expense for which CAC currently receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC’s current investment advisory agreement with Separate Account (B). Under the proposed investment advisory agreement between CAC and Separate Account (B), Separate Account (B) would directly pay the compensation of the Committee Members not employed by CAC. See “Part 2. Approval of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company”.

The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2006 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A “fund complex” for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

Compensation Table

Name of person, position	Aggregate compensation from fund	Pension or retirement benefits accrued as part of fund expenses	Estimated Annual benefits upon retirement	Total compensation from fund and fund complex paid to directors
Richard T. Fox, Committee Member	$10,000	None	None	$10,000
Dennis R. Hemme, Committee Member*	None	None	None	None
Marilou R. McGirr, Committee Member*	None	None	None	None
Petrine J. Nielsen, Committee Member	$10,000	None	None	$10,000
Peter J. Wrenn, Committee Member	$10,000	None	None	$10,000

*	An “interested person” (as defined in Section 2(a)(19) of the 1940).

Executive Officers

Separate Account (B) has three executive officers: Lynne Gugenheim, Dennis R. Hemme, and Marilou R. McGirr. Ms. Gugenheim is 47 years old and has been Secretary of the Committee since April 1995. Since March 2000, she has been Senior Vice President and Deputy General Counsel of CAC and Casualty. Information regarding Mr. Hemme and Ms. McGirr is contained in the table on pages 2 and 3 of this Proxy Statement. The officers of Separate Account (B) are elected annually for terms of one year or until their respective successors are elected and qualified.

2.    Approval of the Second Restated and Amended

Investment Advisory Agreement with

Continental Assurance Company

At a meeting held for such purpose on January 26, 2007, the Committee, including a majority of the members who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Separate Account (B) or CAC, by votes cast in person, unanimously approved the Second Restated and Amended Investment Advisory Agreement (the “Amended Advisory Agreement”) between CAC and Separate Account (B) and recommended that it be submitted to the Participants for approval. A copy of the Amended Advisory Agreement is attached hereto as Exhibit A-1, and a marked copy highlighting the changes from the existing advisory agreement is attached hereto as Exhibit A-2. The description of the terms of the existing advisory agreement and the Amended Advisory Agreement in this Part are qualified in their entirety by reference to Exhibits A-1 and A-2.

For the Amended Advisory Agreement to become effective, it must be approved by a majority of the outstanding voting securities of Separate Account (B). A majority, for such purposes, means the lesser of (a) more than 50% of the votes which may be cast by all Participants, or (b) 67% of the votes which may be cast by the Participants of Separate Account (B) present at a meeting in person or by proxy if Participants holding more than 50% of the votes which may be cast by all Participants are present in person or by proxy (a “Majority of Participants”).

If approved by a Majority of Participants at the Annual Meeting, the Amended Advisory Agreement will continue from year to year thereafter so long as such continuance is specifically approved at least annually by (1) the Committee or the vote of a Majority of Participants or (2) the vote of a majority of the Committee Members who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Separate Account (B) or CAC cast in person at a meeting called for the purpose of voting upon such approval. The Amended Advisory Agreement, by law, would terminate automatically in the event of its assignment. In addition, it would be terminable at any time, without penalty, by the Committee or by the vote of a Majority of Participants on 60 days’ written notice to CAC or by CAC on 60 days’ written notice to Separate Account (B).

Revisions to the Investment Advisory Agreement

The investment advisory agreement currently in place between CAC and Separate Account (B) dated May 1, 1981 (the “Existing Advisory Agreement”), which was submitted to a vote of Participants and approved on April 28, 2006, has not been amended since 1981. Under the Existing Advisory Agreement, CAC pays most of the fees and expenses of Separate Account (B) (except those fees and expenses attributable to the lending of portfolio securities and brokerage fees). These include, without limitation, fees and expenses related to: (1) Separate Account (B)’s compliance with federal and state regulations, including the preparation and printing of registration statements and related amendments, preliminary and final prospectuses, proxy statements, and quarterly, semi-annual and annual reports, and any other required documents; (2) registering and maintaining registrations of Separate Account (B) and of its units with the Securities and Exchange Commission; (3) custodial services; (4) independent auditors, legal counsel and other professionals, (5) meetings; (6) postage; and (7) maintenance of the general accounts and records (all such services collectively known as the “Additional Services”). Pursuant to the Existing Advisory Agreement, as compensation to CAC for bearing the fees and expenses associated with these Additional Services, Separate Account (B) pays CAC a monthly service fee, computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B) (the “Service Fee”).

Under the Amended Advisory Agreement, Separate Account (B) would continue to receive the Additional Services. However, the Service Fee that Separate Account (B) pays CAC would be eliminated because CAC would no longer pay for the Additional Services. Instead, Separate Account (B) would directly pay the cost of the Additional Services. CAC would continue to pay for fees and expenses related to the sale of units, as well as the fees and expenses related to its investment advisory services. As compensation for the investment advisory services, Separate Account (B) currently pays and would continue to pay CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). The investment advisory fee to CAC for these investment advisory services will remain unchanged under the Amended Advisory Agreement. However, under the Existing Advisory Agreement, CAC pays the compensation of the Committee Members not employed by CAC (the Disinterested Committee Members, as set forth in the chart on page 3) as part of those services for which CAC receives an investment advisory fee. Under the Amended Advisory Agreement, Separate Account (B) would directly pay the compensation of the Committee Members not employed by CAC. An illustration of the fees and expenses of Separate Account (B) under the Existing Advisory Agreement and the pro forma fees and expenses under the Amended Advisory Agreement is attached hereto as Exhibit A-3.

As Separate Account (B)’s sales have decreased steadily over the years, it is likely that Separate Account (B)’s asset size will continue to decrease (i.e., withdrawals will exceed sales). Under the proposed Amended Advisory Agreement, if Separate Account (B)’s asset size decreases, the proposed fees and expenses incurred by Separate Account (B) would increase as a percentage of its asset size (i.e., the expense ratio would increase).

In addition, if the Revised Investment Policies as defined below are approved by a Majority of Participants at the Annual Meeting (see Part 3. Approval of Revisions to Certain Fundamental Investment Policies below), Separate Account (B) would be permitted to have its assets invested in securities contracts of investment companies (such as money market funds and exchange traded funds). If CAC invests Separate Account (B)’s assets in securities contracts of investment companies, Separate Account (B) would indirectly incur additional expenses related to such investments (see discussion of investment companies, specifically the expenses of exchange traded funds (ETFs) in Part 3. Approval of Revisions to Certain Fundamental Investment Policies below). As such, the Amended Advisory Agreement would limit the amount of indirect expenses Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1% of the average daily net asset value of Separate Account (B) on any business day.

Furthermore, a description of how CAC selects brokers to execute portfolio transactions for Separate Account (B) (see Section 5 of the Amended Advisory Agreement, attached as Exhibit A-1) and an acknowledgment that CAC can provide investment advisory services to other entities (including affiliates) (see Section 6 of the Amended Advisory Agreement, attached as Exhibit A-1) have also been added to the Amended Advisory Agreement.

Continental Assurance Company, its investment program and services

CAC is a wholly-owned subsidiary of Casualty, which, in turn, is a wholly-owned subsidiary of The Continental Corporation, a New York corporation, which, in turn, is a wholly-owned subsidiary of CNA Financial. Loews Corporation, a Delaware corporation located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 89% of the outstanding voting stock of CNA Financial as of December 31, 2006. CAC is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. As of December 31, 2006, CAC reported in its consolidated financial statements total assets of approximately $____ billion and equity of approximately $____ billion. CAC operates four other separate accounts which had total assets aggregating approximately $2.0 billion as of December 31, 2006. CAC is also the administrator for Separate Account (B).

Pursuant to both the Existing Advisory Agreement and the Amended Advisory Agreement, CAC provides Separate Account (B) with an investment program. The investment program complies with the investment objectives, policies and restrictions of Separate Account (B) and, in carrying out such program, CAC makes the investment decisions of Separate Account (B) and is responsible for the investment and reinvestment of Separate Account (B)’s assets. CAC performs research, statistical analysis and continuous supervision of Separate Account (B)’s investment portfolio, and CAC also furnishes office space for Separate Account (B) and pays the salaries of the Committee Members who are employed by CAC. Under the Existing Advisory Agreement, CAC also pays the compensation of the Committee Members not employed by CAC. Under the Amended Advisory Agreement, if approved, CAC would not pay that compensation.

Pursuant to both the Existing Advisory Agreement and the Amended Advisory Agreement, in return for providing the above advisory services, Separate Account (B) pays CAC a fee at an annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). Fees for investment advisory services were paid to CAC from Separate Account (B) for the past three years as follows: 2006, $195,084, 2005, $241,836; and 2004, $410,892. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly. Separate Account (B)’s net assets on December 31, 2006, 2005, and 2004 were $40,223,535, $42,248,005, and $52,837,540, respectively.

In addition to the services described above related to Separate Account (B)’s investment program, CAC currently performs Additional Services for Separate Account (B) (see the Section above entitled “Revisions to the Investment Advisory Agreement”). Under the Existing Advisory Agreement, as compensation to CAC for bearing the fees and expenses associated with the Additional Services, Separate Account (B) pays CAC a monthly service fee, computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B). Pursuant to the Existing Advisory Agreement, the Service Fee is payable at the established rate regardless of the actual amount of such expenses incurred; therefore, if such expenses are less than the fee, the difference accrues to CAC as a profit and if such expenses are more than the fee, the difference accrues to CAC as a loss. For 2006, 2005 and 2004, the total Service Fees were $128,756, $159,612 and $271,188, respectively. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly. Under the Amended Advisory Agreement, the Service Fee that Separate Account (B) pays CAC would be eliminated because CAC would no longer pay for the Additional Services. Instead, Separate Account (B) would directly pay the cost of the Additional Services which may be more or less than the Service Fee (See Exhibit A-3).

Committee’s Review of the Revisions to the Investment Advisory Agreement

Before approving the Amended Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Amended Advisory Agreement.

The Committee Members took note of the fact that the Existing Advisory Agreement had not been revised since 1981. After examining the fee and expense structures of other mutual funds and separate accounts of comparable size and similar strategies (the “Comparable Funds”), the Committee Members determined that Separate Account (B) does not have a fee and expense structure that is consistent with those of most Comparable Funds. Specifically, the Committee Members noted that most Comparable Funds pay for the expenses they incur directly, while Separate Account (B)’s investment advisor (CAC) pays Separate Account (B)’s expenses in exchange for a fee. The Committee Members also determined that CAC’s investment advisory fee compares favorably to the investment advisory fees of the Comparable Funds. The Committee Members noted that CAC did not offer to continue providing services to Separate Account (B) at the current fee and expense structure under the Existing Advisory Agreement. The Committee Members also noted that due to Separate Account (B)’s small and declining asset size, other advisors would be unlikely to provide similar services at the same or more favorable fee and expense structure than Separate Account (B) would obtain from CAC under the Amended Advisory Agreement.

The Committee Members compared projections of the fees and expenses that Separate Account (B) would be charged at various asset sizes under both the Existing Advisory Agreement (where CAC pays the Additional Services in exchange for a Service Fee) and the Amended Advisory Agreement (where Separate Account (B) directly pays the fees and expenses related to the Additional Services and does not pay CAC a Service Fee). Based upon their review, the Committee Members noted that under the Amended Advisory Agreement, as Separate Account (B)’s asset size decreased, the fees and expenses incurred by Separate Account (B) would increase as a percentage of its asset size under the Amended Advisory Agreement. At its current asset size, the fees and expenses incurred by Separate Account (B) are greater under the Amended Advisory Agreement than the Service Fee charged under the Existing Advisory Agreement.

The Committee Members also examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other Comparable Funds, the S&P 500/Citigroup Growth Index® (formerly known as the S&P 500/Barra Growth Index®) and the Standard & Poor’s 500 composite index (with dividend reinvestment). The Committee Members noted that Separate Account (B) had outperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar years 2004, 2005 and 2006.

In addition, the Committee Members noted that Separate Account (B) could benefit from a significant level of diversification if its assets were invested in investment companies, especially as its asset size decreased. However, the Committee Members also noted that additional indirect expenses may be associated with these types of investments (see discussion of investment companies, specifically for exchange traded funds (ETFs), in Part 3. Approval of Revisions to Certain Fundamental Investment Policies below). As such, the Committee Members determined that placing a limit on the amount of additional indirect expenses Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) would provide an added level of certainty with respect to the amount of expenses incurred by Separate Account (B).

The Committee Members noted that CAC currently receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts. The Committee Members also considered the fact that CAC sold the vast majority of its life and group businesses in 2004 and is no longer soliciting sales in the remaining life and group businesses and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members also noted that Separate Account (B) could potentially obtain some economies of scale with another advisor that managed multiple funds if one were willing to become the investment advisor. The Committee Members pointed out that CAC had a favorable history and relationship with Separate Account (B), a good reputation and highly qualified personnel.

At the conclusion of its review of all of the factors set forth above, the Committee Members unanimously approved the Amended Advisory Agreement and the submission of the Amended Advisory Agreement to a vote of Participants at the Annual Meeting.

The Committee Members unanimously recommend that the Participants of Separate Account (B) vote FOR approval of this proposal.

General Information

The rate of portfolio turnover for Separate Account (B) during the past three years has been as follows: 2006, 44%; 2005, 48% and 2004, 52%. Separate Account (B) paid brokerage fees and commissions in connection with portfolio transactions in the following aggregate amounts during the past three years: 2006, $73,821; 2005, $104,782 and 2004, $257,130. In selecting brokers to execute portfolio transactions, CAC’s primary criterion is the expected ability of such brokers to make the best possible execution of orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities, or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by CAC is the quality of execution. Research services, to the extent provided to CAC, may be used by CAC in servicing its other accounts, and not all such services are used in connection with Separate Account (B).

In connection with the purchase and sale of portfolio securities for Separate Account (B), CAC is authorized to place orders for Separate Account (B) and other accounts of CAC or other subsidiaries of CNA Financial simultaneously, and if all such orders are not filled at the same price, CAC may not cause Separate Account (B) to pay or receive a price that is less favorable than the average of the prices at which the orders were filled for Separate Account (B) and the other accounts.

Under a separate agreement with Separate Account (B), CNA Investor Services, Inc. (“Investor Services”), located at 333 South Wabash Avenue, Chicago, Illinois 60604, an affiliate of CAC, acts as principal underwriter. CAC pays Investor Services an annual fee of $5,000 to perform underwriting services for Separate Account (B). Under a separate agreement with Separate Account (B), CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for administrative functions rendered to Separate Account (B) for each of the years 2006, 2005 and 2004 were $3,670, $4,364 and $5,730, respectively. The agreement covering administrative services does not cover the services covered by the Advisory Agreement.

The JPMorgan Trust Company, N.A. acts as custodian for Separate Account (B). The custodian performs no managerial or policy making functions for Separate Account (B).

The names, addresses and principal occupations of the directors and executive officers of CAC are as follows:

Name and Address	Principal Occupation	Director Since

Stephen W. Lilienthal 333 South Wabash Avenue Chicago, Illinois 60604	Chairman, Chief Executive Officer & President	2001

Jonathan D. Kantor 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, General Counsel & Corporate Secretary	1999

James R. Lewis 333 South Wabash Avenue Chicago, Illinois 60604	President & Chief Executive Officer, Property & Casualty Operations	2004

D. Craig Mense 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President & Chief Financial Officer	2004

Thomas Pontarelli 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Chief Administration Officer	2000

George R. Fay 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Claims	NA

Janet D. Frank 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Field Operations	NA

Michael Fusco 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Chief Actuary	NA

John P. Golden 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Information Technology & Business Processing	NA

Lori S. Komstadius 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Human Resources	NA

Peter W. Wilson 333 South Wabash Avenue Chicago, Illinois 60604	Executive Vice President, Global Specialty Lines	NA

3.    Approval of Revisions to Certain Fundamental

Investment Policies

At a meeting held for such purpose on January 26, 2007, the Committee, including a majority of the members who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Separate Account (B) or CAC, by votes cast in person, unanimously approved the revision of certain fundamental investment policies (the “Revised Investment Policies”) of Separate Account (B). The Revised Investment Policies are being submitted to a vote of the Participants. A copy of the Revised Investment Policies is attached hereto as Exhibit B-1, and a marked copy highlighting the changes to the existing investment policies is attached hereto as Exhibit B-2. The description of the terms of the existing investment policies and the Revised Investment Policies in this Part are qualified in their entirety by reference to Exhibits B-1 and B-2.

For the Revised Investment Policies to become effective, they must be approved by a majority of the outstanding voting securities of Separate Account (B). A majority, for such purposes, means the lesser of (a) more than 50% of the votes which may be cast by all Participants, or (b) 67% of the votes which may be cast by the Participants of Separate Account (B) present at a meeting in person or by proxy if Participants holding more than 50% of the votes which may be cast by all Participants are present in person or by proxy (a “Majority of Participants”).

If approved by a Majority of Participants at the Annual Meeting, the proposed Revised Investment Policies will become part of the fundamental investment policies of Separate Account (B). Before a material change is made in the Separate Account’s investment practices in response to any of the revised fundamental investment policies, the Committee Members must approve that change and Separate Account (B)’s prospectus and/or statement of additional information will be amended to disclose the change and, as applicable, any additional risks. If the Revised Investment Policies are not approved by a Majority of Participants at the Annual Meeting, the existing fundamental investment policies will continue to govern Separate Account (B).

The Committee Members have noted that in light of the development of new investment vehicles and the likelihood that Separate Account (B)’s asset size will continue to decrease (i.e., withdrawals will exceed sales), certain of Separate Account (B)’s fundamental investment policies seem unnecessarily restrictive. Currently, Separate Account (B) is not permitted to have its assets invested in investment companies. The Committee Members noted that Separate Account (B) could benefit from a significant level of diversification if its assets were invested in investment companies (such as money market funds and exchange traded funds), especially as its asset size decreases. Furthermore, the Committee Members noted that if CAC were permitted to invest Separate Account (B)’s assets in other investment companies, CAC would have greater flexibility and additional investment tools to pursue Separate Account (B)’s primary investment strategy, which is the growth of capital in relation to the growth of the economy and the changing value of the dollar. In addition, the Committee Members and CAC believe that giving Separate Account (B) the ability to have its assets invested in securities of investment companies will allow CAC to maintain what it believes to be an appropriate level of diversification for Separate Account (B) at an appropriate cost.

CAC has informed the Committee Members that if the revisions to certain fundamental investment policies are approved, CAC currently has no intention of investing Separate Account (B)’s assets in mutual funds other than money market funds. However, CAC has informed the Committee Members that it likely would take Separate Account (B)’s assets that are currently held in short-term investment vehicles, such as commercial paper and United States Treasury bills, and invest some or all of such assets in money market funds, consistent with its strategy. In addition, CAC has informed the Committee Members that it may consider investing the assets of Separate Account (B) in certain exchange traded funds (ETFs) at some point in the future, so long as the primary investment policies of the ETFs are consistent with certain fundamental investment policies of Separate Account (B).

ETFs are portfolios of securities that trade on a stock exchange as a single investment much the same as a regular stock. As such, ETF Shares can be bought and sold continuously throughout the day at market prices.

However unlike regular stocks, ETFs have ongoing expenses such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses. These expenses are incurred indirectly by shareholders of the ETF.

As such if CAC purchased an ETF for Separate Account (B), Separate Account (B) would pay an advisory fee directly to CAC, directly pay for most of the fees and expenses it incurs, and indirectly incur the expenses of the ETF. Given this expense structure, the Committee Members and CAC determined that the Amended Advisory Agreement should limit the amount of indirect expenses Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1% of the average daily net asset value of Separate Account (B) on any business day (see Part 2. Approval of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company above).

Investment Policy 9. is being proposed for revision to permit assets of Separate Account (B) to be invested in securities contracts of investment companies so long as their primary investment policies are consistent with certain fundamental investment policies of Separate Account (B). Currently, the assets of Separate Account (B) are prohibited from being invested in securities contracts of investment companies (such as money market funds and exchange traded funds). As set forth in greater detail above in this section, the Committee Members have noted that if CAC were permitted to invest Separate Account (B)’s assets in other investment companies, CAC would have greater flexibility and additional investment tools to pursue Separate Account (B)’s investment strategy. It would also allow CAC to maintain what it believes to be an appropriate level of diversification for Separate Account (B) at an appropriate cost. If the Revised Investment Policies are approved by a Majority of Participants at the Annual Meeting, Separate Account (B)’s assets could be invested in securities contracts of investment companies so long as their primary investment policies are consistent with certain fundamental investment policies of Separate Account (B).

Investment Policy 5. is being proposed for revision to permit the assets of Separate Account (B) to be invested in investment companies without being subject to the limitations contained in this fundamental investment policy. Currently, for 75% of Separate Account (B)’s portfolio, CAC is limited to purchasing no more than 5% of the securities of any one issuer (excluding US government issues); and no more than 10% of any class of securities of any issuer. The Committee Members considered the relatively small size of Separate Account (B)’s assets in relation to those of other investment companies in which CAC would consider investing Separate Account (B)’s assets. The Committee Members also took note that investment companies already contain a significant level of diversification, and that federal securities laws already contain limitations on an investment company’s ability to invest in another investment company. As such, the Committee Members noted that there did not appear to be a need to restrict the amount of Separate Account (B)’s assets that could be invested in any one investment company. If the Revised Investment Policies are approved by a Majority of Participants at the Annual Meeting, the investment limitations contained in this fundamental investment policy would not apply to investments in securities of investment companies.

Investment Policy 8. is being proposed for revision to permit the assets of Separate Account (B) to be invested in investment companies that may invest a portion their assets in financial futures and swap contracts (which are classified as commodity contracts) to achieve their strategy. Currently, the assets of Separate Account (B) are prohibited from being invested in commodity contracts. Because investment companies may invest a portion their assets in financial futures and swap contracts (which are classified as commodity contracts) to achieve their strategy, the Committee Members determined that the prohibition on investing in commodity contracts should not apply to the investment of Separate Account (B)’s assets in investment companies. If the Revised Investment Policies are approved by a Majority of Participants at the Annual Meeting, the assets of Separate Account (B) could be invested indirectly in financial futures and swap contracts (which are classified as commodity contracts), but only through its investments in other investment companies (in which use of such instruments is expected to be minimal). Separate Account (B)’s assets would still be prohibited from being directly invested in commodity contracts.

Investment Policy 14. is being proposed for revision to permit the assets of Separate Account (B) to be invested in investment companies that may borrow money to achieve their strategy. Currently, CAC is prohibited from borrowing money for Separate Account (B). Because investment companies may borrow money to achieve their strategy, the Committee Members determined that the prohibition on borrowing money should not apply to the investment of Separate Account (B)’s assets in investment companies. If the Revised Investment Policies are approved by a Majority of Participants at the Annual Meeting, the assets of Separate Account (B) could be invested in investment companies that borrow money (which is expected to be minimal). However, CAC will not be permitted to borrow money directly for Separate Account (B).

At the conclusion of its review of all of the factors set forth above, the Committee Members unanimously approved the Revisions to Certain Fundamental Investment Policies and the submission of the Revisions to Certain Fundamental Investment Policies to a vote of Participants at the Annual Meeting.

The Committee Members unanimously recommend that the Participants of Separate Account (B) vote FOR approval of this proposal.

4.    Ratification of Selection of Independent Registered Public Accounting Firm

Committee Report on the Independent Registered Public Accounting Firm

The Audit Committee is responsible for administering Separate Account (B)’s policies in matters of accounting and control in its oversight of Separate Account (B)’s financial reporting process. CAC is responsible for the preparation, presentation and integrity of Separate Account (B)’s financial statements, Separate Account (B)’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing Separate Account (B)’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee met two times in 2006.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as currently in effect, has also received written confirmations from management with respect to non-audit services provided by the independent registered public accounting firm and has considered whether the provision of such services by the independent registered public accounting firm to Separate Account (B) is compatible with maintaining the independent registered public accounting firm’s independence. The Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of the independent registered public accounting firm’s independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Separate Account (B)’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Separate Account (B)’s independent registered public accounting firm is in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended that the audited financial statements be included in Separate Account (B)’s Annual Report for the year ended December 31, 2006 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of Separate

Account (B)

RICHARD T. FOX

PETRINE J. NIELSEN

PETER J. WRENN

At a meeting held on January 26, 2007, the Audit Committee selected Deloitte & Touche LLP as the independent registered public accounting firm for Separate Account (B) for the fiscal year ending December 31, 2007. Although not required by the 1940 Act, the Audit Committee submits such selection to the Participants for ratification or rejection at the Annual Meeting. Ratification requires the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the meeting in person or by proxy. Deloitte & Touche LLP also served as independent registered public accounting firm for Separate Account (B) for the fiscal years of Separate Account (B) ended December 31, 2006 and 2005. Deloitte & Touche LLP is the independent registered public accounting firm for CAC and for CNA Financial and Loews. It has no other relationship, financial or otherwise, with Separate Account (B) or CAC. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions.

Audit Fees

The aggregate fees, including expenses reimbursed, billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), which includes Deloitte Consulting, for professional services rendered for the audit of Separate Account (B)’s annual financial statements for the fiscal years ended December 31, 2006 and 2005 were $38,500 and $34,000, respectively. The aggregate fees billed for the audit of CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for annual financial statements for the fiscal years ended December 31, 2006 and 2005 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $11.7 million and $13.7 million, respectively.

Audit-Related Fees

There were no fees, including expenses reimbursed, billed by Deloitte for Audit-Related services for fiscal years ended December 31, 2006 and 2005 for Separate Account (B). The aggregate fees billed for Audit-Related services for CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for the fiscal years ended December 31, 2006 and 2005 were $0.7 million and $0.4 million, respectively. These fees generally include fees for consents and comfort letters, audits of employee benefit plans, accounting consultations, Sarbanes Oxley Act Section 404 advisory services, and SEC related matters.

Tax Fees

There were no fees, including expenses reimbursed, billed by Deloitte for Tax services for fiscal years ended December 31, 2006 and 2005 for Separate Account (B). The aggregate fees billed for CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for Tax services for the fiscal years ended December 31, 2006 and 2005 were $0 and $0.1 million, respectively. These fees generally include fees for the preparation of expatriate tax returns.

All Other Fees

There were no other fees, including expenses reimbursed, billed by Deloitte for professional services rendered for fiscal years ended December 31, 2006 and 2005 for Separate Account (B) other than the services described above under “Audit Fees.” The aggregate fees for CAC and other entities under common control with CAC that provide ongoing services to Separate Account (B) for services not included above were $0 and $0 million, respectively, for the fiscal years ended December 31, 2006 and 2005, including fees billed by Deloitte Consulting. These fees generally include fees for human capital advisory services, risk consulting services and other consulting or advisory services.

Certain fees for 2005 have been adjusted to reflect additional amounts for audit and audit related services performed and billed subsequent to the issuance of the 2005 Proxy Statement.

The Audit Committee has established a pre-approval policy with regard to auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Separate Account (B) by its independent registered public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by Deloitte & Touche LLP. All other engagements for services to be performed by Deloitte & Touche LLP for Separate Account (B) must be separately pre-approved by the Audit Committee. The Audit Committee may also form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

All of the fees set forth above related to Separate Account (B) have been approved by the Audit Committee in accordance with its approval procedures.

5. Other Business

As of the date of this Proxy Statement, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxy will vote thereon in accordance with their best judgment.

By Order of the Committee,

LYNNE GUGENHEIM

Secretary

March 12, 2007

Exhibit A-1

SECOND RESTATED AND AMENDED INVESTMENT ADVISORY AGREEMENT

SECOND RESTATED AND AMENDED AGREEMENT made this 1st day of June, 2007 by and between CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B) (the “Separate Account”) and CONTINENTAL ASSURANCE COMPANY (the “Company”).

1.    The Company will furnish the Separate Account with investment advisory services, statistical services, pricing services, research facilities and services, will supervise the composition of the Separate Account’s portfolio continuously and will effect such changes therein as the Company deems advisable, including the nature, timing and manner of effectuating such changes. The Company, at its own expense, shall furnish office space to the Separate Account and shall pay the salaries and fees of all Officers and Committee Members of the Separate Account employed by the Company and all other employees of the Company who perform services for the Separate Account. The compensation for those services shall be an investment advisory fee payable monthly, computed at the annual rate of 1/2 of 1% of the average daily net asset value of the Separate Account (the “Advisory Fee”).

2.    The Company shall bear, without compensation, the following expenses of the Separate Account:

(a) All costs and expenses relating to the printing or other reproduction and distribution of preliminary and final prospectuses to persons who, at the time of the distribution of such prospectuses, are not participants in the Separate Account;

(b) All costs and expenses relating to the advertising of Investment Units of the Separate Account, including without limitation, the overhead allocated to the supervision of brokers and dealers selling Investment Units and the printing and mailing of sales literature;

(c) All costs and expenses relating to the printing or other reproduction and distribution of any underwriting documents incident to a public offering of Investment Units of the Separate Account, and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement; and

(d) All other expenses primarily intended to result in the sale of Investment Units of the Separate Account.

3.    Investment companies (including money market funds) charge fees based on assets under management. If the Separate Account is permitted to have its assets invested in securities contracts of investment companies (including money market funds), the Separate Account would bear its ratable share of the investment companies’ expenses, including their advisory and administrative fees. These fees would be separate and in addition to the Advisory Fee charged by the Company to the Separate Account hereunder. Notwithstanding the foregoing, if the amount of advisory fees borne by the Separate Account for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) exceeds 0.2% of the average daily net asset value of the Separate Account on any business day, then the Company shall reimburse the Separate Account for such excess.

4.    The Separate Account shall bear all fees and expenses related to the Separate Account (including without limitation all fees and expenses attributable to the lending of its portfolio securities) that are not specifically set forth above as being borne by the Company.

5.    In selecting brokers to execute portfolio transactions, the Company’s primary criterion in selecting a broker or dealer to execute portfolio transactions is the expected ability of such broker or dealer to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, the Company may give preference to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions will be negotiated, and the primary basis of the commission agreed to by the Company will be the quality of execution. The Company will seek to act in a fair

A-1

and reasonable manner in allocating suitable investment and trading opportunities among the Separate Account and any other accounts managed by the Company, its parent company or any of its affiliates, but the Separate Account acknowledges that equality of treatment cannot be assured in all situations. When the Company determines that it would be appropriate for the Separate Account and any such other accounts to participate in an investment opportunity, the Company is authorized to place orders for the Separate Account and each such other account simultaneously, and if all such orders are not filled at the same price, the Company may cause the Separate Account to pay or receive a price that is no less favorable than the average of the prices at which the orders were filled for the Separate Account and the other managed accounts. If all such orders cannot be fully executed under the prevailing market conditions, the Company may allocate among the Separate Account and such other accounts the orders that are capable of being executed in a fair and equitable manner.

6.    It is expected that the Company will provide investment advisory services for the Company’s other customers and for its parent company and its affiliates. Nothing herein shall restrict the ability of the Company (or any of its associated persons) to engage in any transactions for its (or their) own account and for the account of others which are not in breach of its (or their) fiduciary duty to the Separate Account.

7.    This Agreement shall not be materially amended without the affirmative vote or written consent of the holders of a majority of the outstanding Investment Units of the Separate Account.

8.    This Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days written notice. Such action may be taken by the Company or by either the Committee of the Separate Account or the holders of a majority of its outstanding Investment Units.

9.    This Agreement shall terminate automatically in the event of its assignment.

10.    This Agreement shall become effective at the close of business on June 1, 2007 and shall continue in force for one year from such date and indefinitely thereafter, but only so long as the continuance after such year shall be specifically approved at least annually by the vote of a majority of the members of the Committee of the Separate Account who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

IN WITNESS WHEREOF, the Separate Account and the Company have caused this Agreement to be duly executed the day and year above written.

CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)

By:
Chairperson

ATTEST:
Secretary

CONTINENTAL ASSURANCE COMPANY

By:
Vice President

ATTEST:
Assistant Secretary

A-2

Exhibit A-2

SECOND RESTATED AND AMENDED INVESTMENT ADVISORY AGREEMENT

SECOND RESTATED AND AMENDED AGREEMENT made this 1st day of ~~May~~June, 2007~~1981~~ by and between CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B) (the “Separate Account") and CONTINENTAL ASSURANCE COMPANY (the “Company”).

1.    The Company will furnish the Separate Account with investment advisory services, statistical services, research facilities and services, will supervise the composition of the Separate Account’s portfolio continuously and will effect such changes therein as the Company deems advisable, including the nature, timing and manner of effectuating such changes. The Company, at its own expense, shall furnish office space to the Separate Account and shall pay the salaries and fees of all Officers and Committee Members of the Separate Account employed by the Company and all other employees of the Company who perform services for the Separate Account. The compensation for those services shall be an investment advisory fee payable monthly, computed at the annual rate of 1/2 of 1% of the average daily net asset value of the Separate Account (the “Advisory Fee”).

~~2.    The Company shall bear the following expenses of the Separate Account and shall be compensated as provided below:~~

~~(a) All costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Investment Units of the Separate Account, for cash or otherwise, including those relating to the registration of Investment Units under the Securities Act of 1933, as amended, the qualification of Investment Units under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, as amended, the preliminary and final prospectuses included therein (to the extent such prospectuses are distributed to persons who, at the time of the distribution of such prospectuses, are participants in the Separate Account) and any other necessary documents required by federal and state regulations applicable to any such public offering;~~

~~(b) All fees involved in registering and maintaining registrations of the Separate Account and of its Investment Units with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended;~~

~~(c) All charges and expenses of any custodian appointed by the Separate Account for the safekeeping of its cash, portfolio securities and other property, other than fees and expenses relating to the lending of portfolio securities;~~

~~(d) All charges and expenses of independent auditors;~~

~~(e) All expenses of meetings of the participants and of the Committee and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to participants;~~

~~(f) All charges and expenses of legal counsel in connection with matters relating to the Separate Account, including without limitation, legal services rendered in connection with the Separate Account's registrations and qualifications of securities under federal, state and other laws;~~

~~(g) All the expenses of keeping the general accounts and records of the Separate Account; and~~

~~(h) All postage expenses of the Separate Account (other than those relating to the mailing of prospectuses to persons who, at the time of such mailing, are not participants in the Separate Account and to the mailing of sales literature).~~

~~As compensation for bearing the expenses set forth in this paragraph, the Company shall be paid a monthly service fee by the Separate Account, computed at the annual rate of 0.33 of 1% of the average daily net asset value of the Separate Account.~~

~~3~~2.    The Company shall bear, without compensation, the following expenses of the Separate Account:

A-1

(a) All costs and expenses relating to the printing or other reproduction and distribution of preliminary and final prospectuses to persons who, at the time of the distribution of such prospectuses, are not participants in the Separate Account;

(b) All costs and expenses relating to the advertising of Investment Units of the Separate Account, including without limitation, the overhead allocated to the supervision of brokers and dealers selling Investment Units and the printing and mailing of sales literature;

(c) All costs and expenses relating to the printing or other reproduction and distribution of any underwriting documents incident to a public offering of Investment Units of the Separate Account, and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement; and

(d) All other expenses primarily intended to result in the sale of Investment Units of the Separate Account.

3.    Investment companies (including money market funds) charge fees based on assets under management. If the Separate Account is permitted to have its assets invested in securities contracts of investment companies (including money market funds), the Separate Account would bear its ratable share of the investment companies’ expenses, including their advisory and administrative fees. These fees would be separate and in addition to the Advisory Fee charged by the Company to the Separate Account hereunder. Notwithstanding the foregoing, if the amount of advisory fees borne by the Separate Account for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) exceeds 0.2% of the average daily net asset value of the Separate Account on any business day, then the Company shall reimburse the Separate Account for such excess.

4.    The Separate Account shall bear all fees and expenses related to the Separate Account (including without limitation all fees and expenses attributable to the lending of its portfolio securities) that are not specifically set forth above as being borne by the Company.

~~4.    Notwithstanding the provisions of Section 1 hereof, the Separate Account shall pay all fees and expenses attributable to the lending of its portfolio securities.~~

5.    In selecting brokers to execute portfolio transactions, the Company’s primary criterion in selecting a broker or dealer to execute portfolio transactions is the expected ability of such broker or dealer to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, the Company may give preference to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions will be negotiated, and the primary basis of the commission agreed to by the Company will be the quality of execution. The Company will seek to act in a fair and reasonable manner in allocating suitable investment and trading opportunities among the Separate Account and any other accounts managed by the Company, its parent company or any of its affiliates, but the Separate Account acknowledges that equality of treatment cannot be assured in all situations. When the Company determines that it would be appropriate for the Separate Account and any such other accounts to participate in an investment opportunity, the Company is authorized to place orders for the Separate Account and each such other account simultaneously, and if all such orders are not filled at the same price, the Company may cause the Separate Account to pay or receive a price that is no less favorable than the average of the prices at which the orders were filled for the Separate Account and the other managed accounts. If all such orders cannot be fully executed under the prevailing market conditions, the Company may allocate among the Separate Account and such other accounts the orders that are capable of being executed in a fair and equitable manner.

6.    It is expected that the Company will provide investment advisory services for the Company’s other customers and for its parent company and its affiliates. Nothing herein shall restrict the ability of the Company (or any of its associated persons) to engage in any transactions for its (or their) own account and for the account of others which are not in breach of its (or their) fiduciary duty to the Separate Account.

A-2

7~~5~~.    This Agreement shall not be materially amended without the affirmative vote or written consent of the holders of a majority of the outstanding Investment Units of the Separate Account.

8~~6~~.    This Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days written notice. Such action may be taken by the Company or by either the Committee of the Separate Account or the holders of a majority of its outstanding Investment Units.

9~~7~~.    This Agreement shall terminate automatically in the event of its assignment.

10~~8~~.    This Agreement shall become effective at the close of business on ~~May 1, 1981~~ June 1, 2007 and shall continue in force for one year from such date and indefinitely thereafter, but only so long as the continuance after such year shall be specifically approved at least annually by the vote of a majority of the members of the Committee of the Separate Account who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

IN WITNESS WHEREOF, the Separate Account and the Company have caused this Agreement to be duly executed the day and year above written.

CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)

By:	~~/S/DONALD C. RYCROFT~~
Chairperson

ATTEST:	~~/S/ROBERT E. WETZEL~~
Secretary

CONTINENTAL ASSURANCE COMPANY

By:	~~/S/DONALD C. RYCROFT~~
Vice President

ATTEST:	~~/S/THOMAS R. IGLESKI~~
Assistant Secretary

A-3

Exhibit A-3

Fee and Expense Tables with Examples

Level Deduction Contract for 403(b) Plans Fees and Expenses

	Current (Under Existing Advisory Agreement)	Pro forma (Under Amended Advisory Agreement)
Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	5.00%	5.00%
Administrative Expenses (as a percentage of Purchase Payments)	1.00%	1.00%
Deferred Sales Load, as applicable	None	None
Surrender Fee (as a percentage of amount surrendered), if applicable	None	None
Exchange Fee	1.00%	1.00%
Fixed Rate Annuity Purchase Fee	$250	$250
Annual Contract Fee	None	None
Annual Expenses (as a percentage of average net assets)
Management Fee	0.50%	0.50%
Mortality and Expense Risk Fees	None	None

Other Expenses
Service Fee	0.33%	None

Total Other Expenses	0.33%	0.35%*

Total Annual Expenses	0.83%	0.85%

*	Includes expenses of Additional Services (as defined in Part 2. Approval of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company) and compensation for disinterested committee members.

Fee and Expense Tables with Examples

Graded Deduction Contract for 403(b) Plans Fees and Expenses

	Current (Under Existing Advisory Agreement)	Pro forma (Under Amended Advisory Agreement)
Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	5.00%	5.00%
Deferred Sales Load, as applicable	None	None
Surrender Fee (as a percentage of amount surrendered), if applicable	None	None
Exchange Fee	1.00%	1.00%
Fixed Rate Annuity Purchase Fee	$250	$250
Annual Contract Fee	$30	$30
Annual Expenses (as a percentage of average net assets)
Management Fee	0.50%	0.50%
Mortality and Expense Risk Fees	None	None

Other Expenses
Service Fee	0.33%	None

Total Other Expenses	0.33%	0.35%*

Total Annual Expenses	0.83%	0.85%

*	Includes expenses of Additional Services (as defined in Part 2. Approval of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company) and compensation for disinterested committee members.

Fee and Expense Tables with Examples

Contract for HR-10 Plans Fees and Expenses

	Current (Under Existing Advisory Agreement)	Pro forma (Under Amended Advisory Agreement)
Your Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)	7.00%	7.00%
Administrative Expenses (as a percentage of Purchase Payments)	1.50%	1.50%
Deferred Sales Load, as applicable	None	None
Surrender Fee (as a percentage of Purchase Payments received prior to withdrawal), if applicable	2.00%	2.00%
Exchange Fee	1.00%	1.00%
Fixed Rate Annuity Purchase Fee	$250	$250
Individual Accounting Fee	$20	$20
Accounting Withdrawal Fee	$10	$10
Annual Contract Fee	None	None
Annual Expenses (as a percentage of average net assets)
Management Fee	0.50%	0.50%
Mortality and Expense Risk Fees	None	None

Other Expenses
Service Fee	0.33%	None

Total Other Expenses	0.33%	0.35%*

Total Annual Expenses	0.83%	0.85%

*	Includes expenses of Additional Services (as defined in Part 2. Approval of the Second Restated and Amended Investment Advisory Agreement with Continental Assurance Company) and compensation for disinterested committee members.

Exhibit B-1

CAC SEPARATE ACCOUNT (B)

INVESTMENT POLICIES AND RESTRICTIONS

The objectives and policies in making investments for Separate Account (B) are set forth below.

1.    The primary objective of CAC in making investments for Separate Account (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

2.    When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

3.    When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

4.    Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

5.    To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)’s assets to be invested in the securities of such issuer (other than investments in securities contracts of investment companies and obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)’s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

6.    CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

7.    CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)’s investments in any one industry.

8.    The assets of Separate Account (B) will not be invested in commodity, futures or swap contracts, unless pursuant to an investment in an investment company under paragraph 9.

9.    The assets of Separate Account (B) may be invested in securities contracts of investment companies so long as their primary investment policies are consistent with either paragraph 1 or paragraph 4.

10.    CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities (“Portfolio Loans”). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)’s net assets at any time.

B-1

11.    CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

12.    CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

13.    CAC will not make short sales for Separate Account (B).

14.    CAC will not borrow money for Separate Account (B), unless pursuant to an investment in an investment company under paragraph 9.

15.    CAC will keep Separate Account (B)’s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)’s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

16.    CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

B-2

Exhibit B-2

CAC SEPARATE ACCOUNT (B)

INVESTMENT POLICIES AND RESTRICTIONS

The objectives and policies in making investments for Separate Account (B) are set forth below.

1.    The primary objective of CAC in making investments for Separate Account (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

2.    When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

3.    When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

4.    Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

5.    To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)’s assets to be invested in the securities of such issuer (other than investments in securities contracts of investment companies and obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)’s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

6.    CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

7.    CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)’s investments in any one industry.

8.    The assets of Separate Account (B) will not be invested in commodity ~~contracts.~~, futures or swap contracts, unless pursuant to an investment in an investment company under paragraph 9.

9.    The assets of Separate Account (B) ~~will not~~may be invested in securities contracts of investment companies~~.~~ so long as their primary investment policies are consistent with either paragraph 1 or paragraph 4.

10.    CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities (“Portfolio Loans”). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)’s net assets at any time.

B-1

11.    CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

12.    CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

13.    CAC will not make short sales for Separate Account (B).

14.    CAC will not borrow money for Separate Account (B)~~.~~, unless pursuant to an investment in an investment company under paragraph 9.

15.    CAC will keep Separate Account (B)’s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)’s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

16.    CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

B-2

Dated ____________________________, 2007	Please sign exactly as name appears below. When ownership is by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature

Signature, if owned jointly

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

PROXY SOLICITED BY THE COMMITTEE FOR THE ANNUAL MEETING OF PARTICIPANTS, MAY 11, 2007

Lynne Gugenheim, Dennis R. Hemme, and Marilou R. McGirr or any of them (the “Proxies”), with full power of substitution, are hereby authorized to represent the undersigned and cast the votes of the undersigned as fully as the undersigned could do if personally present at the 2007 Annual Meeting of Participants of Continental Assurance Company Separate Account (B) to be held in Room 203S, 333 South Wabash Avenue, Chicago, Illinois at 10:00 A.M. Chicago Time on May 11, 2007 and at any and all adjournments thereof, upon the following matters:

1.	ELECTION OF COMMITTEE MEMBERS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

R. Fox, D. Hemme, M. McGirr, P. Nielsen and P. Wrenn

(INSTRUCTION:	To withhold authority to vote for one or more of the individual nominees, write the nominee’s name on the line provided below)

2.	TO APPROVE THE SECOND RESTATED AND AMENDED INVESTMENT ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE COMPANY

☐  FOR                    ☐  AGAINST                    ☐  ABSTAIN

3.	TO APPROVE THE REVISIONS TO CERTAIN FUNDAMENTAL INVESTMENT POLICIES

☐  FOR                    ☐  AGAINST                    ☐  ABSTAIN

4.	TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

☐  FOR                    ☐  AGAINST                    ☐  ABSTAIN

5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

IF YOU HAVE RECENTLY RETURNED YOUR SIGNED PROXY PLEASE IGNORE THIS NOTICE.

April 20, 2007

To The Participants in

Continental Assurance Company Separate Account (B)

To date, a signed proxy card has not been received from you for the Annual Meeting of Participants to be held on May 11, 2007. As it is important that as many Participants as possible cast their votes, a duplicate proxy notice has been printed on the reverse side and a return envelope has been enclosed.

If you would like a duplicate copy of the proxy statement, please call (800) 351-3001.

Lynne Gugenheim

Secretary

Continental Assurance Company

Separate Account (B)